Exhibit 99.2


                      [ASSURANCEAMERICA CORPORATION LOGO]


7 December 2005

Dear Shareholders (and friends) of AssuranceAmerica,

A lot is happening at our company! Our Retail Agency President, Jim Cook, has accepted the position of Senior Vice President Corporate Development for AssuranceAmerica, and will work directly on acquisitions. As stated before, we expect acquisitions to be a key part of our future growth, and Jim will source as well as guide integration, which we know is even more important than buying! In addition, we have expanded our Technology group and moved the entire department to another floor of our building, with a "state of the art" server room in order to be prepared to handle our expected growth and the resulting demands on our Internet capabilities,

With our focus on completing our quarterly regulatory filings, and changes in our financial staff, these October 2005 results are coming to you with a two week delay; however, we are pleased to report another excellent month!

                                                                               OCTOBER 2005 (UNAUDITED)
                                                         ----------------------------------------------------------------------
                                                                  CURRENT MONTH                       YEAR-TO-DATE
                                                         ----------------------------------------------------------------------
                                                           2005        2004      CHANGE        2005         2004      CHANGE
                                                         ---------- ----------- ---------- ------------- ----------- ----------
                                                              (IN $1,000)           %            (IN $1,000)             %
-------------------------------------------------------- ---------- ----------- ---------- ------------- ----------- ----------
o        MGA/Carrier Gross Premiums Produced *              $5,861      $2,227       163%       $46,214     $25,753        79%
o        MGA/Carrier Revenues *                              3,043       1,419       114%        22,794      14,362        59%
-------------------------------------------------------- ---------- ----------- ---------- ------------- ----------- ----------
o        Retail Agencies Gross Premium Produced *+           4,466       3,617        23%        50,732      39,182        29%
o        Retail Agencies Group Revenues *+                     874         608        45%         7,742       5,645        37%
-------------------------------------------------------- ---------- ----------- ---------- ------------- ----------- ----------
o        Company Revenues +                                  3,624       2.027        79%        29,490      20,007        48%
o        Company Pre-Tax Income +                              197        (54)       466%         2,037       (175)     1,263%
-------------------------------------------------------- ---------- ----------- ---------- ------------- ----------- ----------

*  Before inter-company eliminations
+ Current year financial data includes agency acquisitions that may not be included in prior year data.

To follow your stock and read the full text of our most recent press releases, we suggest you go to http://finance.yahoo.com, symbol ASAM.OB.

Thank you for your continued interest and confidence in AssuranceAmerica Corporation.

Sincerely,


------------------------------            -------------------------------------
Guy W. Millner                            Lawrence (Bud) Stumbaugh
Chairman                                  President and Chief Executive Officer



              5500 Interstate North Parkway - RiverEdge One - Suite
                          600 - Atlanta, Georgia 30328
           770.933.8911 - fax 770.984.0173 - www.assuranceamerica.com

Exhibit 99.2

P.S. Save the date of April 27, 2006 for our BBQ and Annual meeting!




This document is for informational purposes only and is not intended for general distribution. It does not constitute an offer to sell, or a solicitation of an offer to buy securities in AssuranceAmerica Corporation. This document includes statements that may constitute "forward-looking" statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.





              5500 Interstate North Parkway - RiverEdge One - Suite
                          600 - Atlanta, Georgia 30328
           770.933.8911 - fax 770.984.0173 - www.assuranceamerica.com